CONFIDENTIAL

EXECUTION VERSION

Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT

This Third Amendment to the Collaboration and License Agreement (the “Third Amendment”) is made and entered into, as of August 14, 2024 (“Third Amendment Effective Date”), between Poseida Therapeutics, Inc., a Delaware corporation, having its principal place of business at 9390 Towne Centre Dr. #200, San Diego, CA 92121, United States of America (“Poseida”), on the one hand, and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“FHLR”) and Hoffmann-La Roche Inc., having its principal place of business at 150 Clove Rd., Suite 8, Little Falls, NJ 07424, United States of America (“HLR”; FHLR and HLR together referred to as “Roche”), on the other hand (Poseida and Roche, collectively the “Parties” or each individually, a “Party”).

Recitals

WHEREAS, the Parties entered into the Collaboration and License Agreement, dated as of July 30, 2022 (the “Original Agreement”), as amended on November 7, 2023 and February 7, 2024; and

WHEREAS, the Parties wish to amend the Original Agreement, and specifically, Roche desires to have Poseida conduct certain activities with respect to [***] in addition to those activities already assigned to Poseida under the Original Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Roche and Poseida agree as follows:

Amendment

1. Addition of Article 18. Article 18 is hereby added to the Original Agreement:

ARTICLE 18
Additional Services

18.1 Statement of Work.

18.1.1 Generally. Without limiting Poseida’s obligations under any [***], if the Parties mutually agree for Poseida to conduct additional activities for a [***], then for each set of such activities, the Parties shall draft a statement of work describing the additional activities to be conducted by Poseida (“SOW”). Each SOW shall be substantially in the form as attached hereto as Exhibit 18.1 and shall include: (a) a detailed description of the activities (“SOW Activities”), (b) a budget for the SOW Activities, (c) a description of costs and expenses that are allowable SOW Expenses, (d) a list of deliverables and the expected timelines for their delivery to Roche, (e) the [***] for which such SOW Activities shall be conducted, and (f) the effective date of such SOW. For each SOW that is mutually agreed to by the Parties, such SOW shall be deemed attached to and incorporated

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into the Agreement, and Poseida shall [***] conduct the SOW Activities in accordance with such SOW and under the oversight of the JDT. [***].

18.1.2 Performance by [***]. Notwithstanding anything to the contrary in a given SOW, [***]. Upon such notice, [***].

18.1.3 Deliverables; Timelines. Poseida shall [***] perform the activities assigned to it under an SOW and deliver the deliverables within the timelines specified therein. Poseida shall, [***], transfer such deliverables to Roche. If Poseida reasonably believes that any deliverable under an SOW will not be provided in accordance with the estimated timeline set forth in such SOW, then Poseida shall notify Roche, and the Parties will discuss the matter in good faith. Notwithstanding the foregoing, unless otherwise agreed to by the Parties, Poseida shall have no obligation to conduct any SOW Activities beyond the estimated timelines set forth in the applicable SOW.

18.1.4 [***].

18.2 SOW Expenses.

18.2.1 Definition. “SOW Expenses” shall mean, with respect to a SOW, the costs and expenses identified in such SOW, including all FTE Costs and Out-of-Pocket Costs thereunder, actually incurred or committed as non-cancelable costs by or on behalf of Poseida for the conduct of activities therefor as set forth in such SOW, provided that, except as expressly set forth in a given SOW, in no event shall SOW Expenses include any markup on pass-through costs incurred by Poseida for the conduct of any activities under such SOW by a Third Party.

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18.2.2 Budget Overruns. For any SOW, if at any time, the SOW Expenses exceed (or Poseida reasonably expects the SOW Expenses to exceed) the corresponding budget therefor, then Poseida shall promptly notify Roche and the JDT shall discuss such budget overrun and the Parties will use good faith efforts to develop a course of action to mitigate or resolve, to the extent practicable, a budget overrun in the future (e.g., cutting costs or increasing the budget). For any such budget overrun, Roche shall reimburse Poseida for (a) the SOW Expenses that exceed the corresponding budget by up to [***] of such budget (or such other threshold expressly set forth in the applicable SOW) and (b) any other SOW Expenses that Roche agrees to reimburse pursuant to a mutually agreed amendment to the corresponding budget. For avoidance of doubt, unless otherwise agreed to by the Parties in writing, (x) Poseida shall have no obligation to incur any SOW Expenses or other expenses or perform any SOW Activities that are not reimbursable by Roche and (y) Roche shall have no obligation to reimburse Poseida hereunder for any activities that are not SOW Activities, including activities that Poseida elects to perform at its cost and expense, as specified in the applicable SOW.

18.2.3 Reimbursement of SOW Expenses. For each SOW, Poseida shall provide Roche an invoice for the SOW Expenses within [***] following the end of the Calendar Quarter in which such SOW Expenses were incurred, accompanied by a written report itemizing all SOW Expenses incurred during such Calendar Quarter, including, as applicable thereunder, FTE Costs and Out-of-Pocket Costs. Roche shall pay Poseida the undisputed amount payable within [***] of receipt of an invoice and report from Poseida with respect thereto, provided that if Roche has any reasonable questions with respect to the invoice or report, the Parties shall use reasonable efforts to promptly resolve such questions and such [***] payment period shall be extended as reasonably necessary to allow for the Parties to resolve such questions.

18.2.4 [***].

18.2.5 Roche Expenses. For avoidance of doubt, Roche shall be solely responsible for its own costs and expenses incurred in connection with any SOW, including any SOW Activities performed by it.

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18.3 Know-How. All Know-How arising from the conduct of activities pursuant to an SOW shall be deemed Program Inventions for the applicable research or development program so identified in such SOW pursuant to Section 18.1.

18.4 IND Transfer and Program Transition. Notwithstanding the time period for Regulatory Transfer specified in Section 4.1.1, for any IND under which the Parties agree that Poseida will conduct clinical activities [***] and (except as set forth in the applicable SOW) any other IND, Roche shall notify Poseida of its intent to initiate an IND transfer for each Program under the applicable SOW (the “IND Transfer Notice”) at least [***] prior to Roche’s anticipated IND transfer date for the applicable [***] (which notice may be provided pursuant to Section 18.1.2 if Roche exercises its right to assume responsibility for such Program under such SOW) (the “IND Transfer Date”), provided that the Parties acknowledge that the IND Transfer Date may change depending on completion dates of the applicable clinical study and delays in connection thereto. For each such IND transfer, within the applicable period, (a) the JDT shall draft a transition plan for the Program Transition of the applicable [***], and (b) Poseida shall make transfers and the Parties will conduct such Program Transition in accordance with such transition plan to enable the IND transfer on, and completion of such Program Transition by, the requested IND Transfer Date. Following completion of the Parties’ activities under the transition plan, Roche shall notify Poseida of its readiness to receive the applicable IND, and thereafter Poseida shall promptly liaise with all applicable Regulatory Authorities to transfer to Roche such IND. For avoidance of doubt, (x) the Program Transition Initiation Date for such Program shall be deemed to be the date of delivery to Poseida of the IND Transfer Notice and (y) Poseida shall have no obligation to transfer such IND to Roche before completion of the Parties’ activities under the transition plan. Program Transition for each [***] shall otherwise occur in accordance with Section 4.1.

18.5 Termination. Upon any expiration or termination of any SOW, Roche shall promptly pay to Poseida all applicable SOW Expenses payable to Poseida pursuant to this Article 18.

2. No Other Amendments. Except as herein expressly amended, the Original Agreement shall remain in full force and effect and enforceable against each Party in accordance with its terms. Unless the context otherwise requires, the term “Agreement” as used in the Original Agreement shall be deemed to refer to the Agreement as amended hereby. In the event of any conflict between the terms and conditions of this Third Amendment or any SOW hereunder and the Original Agreement, the terms and conditions set forth in this Third Amendment or SOW shall control with respect to the subject matter hereof.

3. Counterparts; Electronic Signatures. This Third Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. The Parties agree that execution of this Third Amendment by e-Signatures or by exchanging executed signature pages in .pdf format shall have the same legal force and effect as the exchange of original signatures. As used in this Section, “e-Signature” shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether

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the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.

[Signature page follows – the rest of this page intentionally left blank.]

IN WITNESS WHEREOF, Poseida and Roche have executed this Third Amendment by their respective officers hereunto duly authorized, on the Third Amendment Effective Date.

POSEIDA THERAPEUTICS, INC.

By: /s/ Kristin Yarema

Name: Kristin Yarema

Title: President and CEO, Poseida Therapeutics

F. HOFFMANN-LA ROCHE LTD

By: /s/ Matthias Rueth By: /s/ Barbara Schroeder De Castro Lopes

Name: Matthias Rueth Name: Barbara Schroeder De Castro Lopes

Title: Head of Alliance and Asset Management Title: Authorized Signatory

HOFFMANN-LA ROCHE INC.

By: /s/ Gerald Bohm

Name: Gerald Bohm

Title: Assistant Secretary

[Signature Page for the Third Amendment to the Collaboration and License Agreement]

Exhibit 18.1-1

Statement of Work Form

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18.1 - 1

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